SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                September 6, 1999
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                                 CBS Corporation
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

          1-00977                                     25-0877540
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  (Commission File Number)                 (IRS Employer Identification No.)

51 West 52nd Street, New York, NY                           10019
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(Address of principal executive offices)                 (Zip Code)

                                 (212) 975-4321
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.

          CBS Corporation (the "Registrant") and Viacom Inc. ("Viacom") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 6, 1999, which is attached hereto as Exhibit 2 and is incorporated herein by reference.

          On September 7, 1999, the Registrant and Viacom issued a joint press release announcing the Merger Agreement, which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

          Concurrently with the execution of the Merger Agreement, the Registrant entered into a Voting Agreement and a Stockholder Agreement with National Amusements, Inc., which are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. In addition, Viacom entered into a Letter Agreement with Mel Karmazin dated as of September 6, 1999, which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are filed with this report:

          2 Agreement and Plan of Merger, dated as of September 6, 1999, between Viacom Inc. and CBS Corporation.

          99.1 Joint Press Release issued by CBS Corporation and Viacom Inc. on September 7, 1999.

          99.2 Voting Agreement, dated as of September 6, 1999, between National Amusements, Inc. and CBS Corporation.

          99.3 Stockholder Agreement, dated as of September 6, 1999, between National Amusements, Inc. and CBS Corporation.

          99.4 Letter Agreement, dated as of September 6, 1999, between Viacom Inc. and Mel Karmazin.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CBS CORPORATION

Date:  September 8, 1999           By: /s/ Angeline C. Straka
                                      ------------------------------
                                      Name:  Angeline C. Straka
                                      Title: Vice President, Secretary and
                                             Deputy General Counsel



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                                 EXHIBIT INDEX


Exhibit  Description

  2 Agreement and Plan of Merger, dated as of September 6, 1999, between Viacom Inc. and CBS Corporation.

 99.1 Joint Press Release issued by CBS Corporation and Viacom Inc. on September 7, 1999.

 99.2 Voting Agreement, dated as of September 6, 1999, between National Amusements, Inc. and CBS Corporation.

 99.3 Stockholder Agreement, dated as of September 6, 1999, between National Amusements, Inc. and CBS Corporation.

 99.4 Letter Agreement, dated as of September 6, 1999, between Viacom Inc. and Mel Karmazin.